Exhibit 99.5

Exhibit

Nationwide Health Properties

Realizing the Rewards of VISION

Pacific Medical Buildings

Realizing the Rewards of Vision is an interactive DVD which provides a brief summary of the multi-year transaction between NHP and Pacific Medical Buildings. The DVD includes: (1) a virtual property tour of the PMB assets, (2) a message entitled, “NHP Transformed”, from Douglas M. Pasquale, NHP’s President & CEO and (3) transaction highlights expressed through NHP and PMB senior management interviews.

TRANSACTION HEADLINES

• Our initial investment portfolio includes over 2 million square feet of modern Class A buildings in high barrier-to-entry markets, located primarily in California

• MOBs represent $175 billion of the approximately $700 billion healthcare real estate market

• The first wave of Baby Boomers turn sixty-five in 2011. Americans sixty-five and older will total forty million—just 10 years later that number approaches sixty million

• MOBs offer steady rent growth and predictable, recession-resistant cash flow

• MOBs offer 90% plus occupancy and much better tenant retention than just about any commercial real estate class

• Financing for our initial investment of over 2 million square feet is already in place, representing no execution risk due to capital market uncertainty

• NHP and PMB will equally own property management service provider PMB Real Estate Services which is critical to expanding and enhancing the relationship PMB has with over a dozen premier hospital systems

• NHP and PMB have an exclusive profit sharing agreement to develop another $1 billion, or 2 million square feet, of first class buildings over the next seven years.

Realizing the Rewards of VISION

NHP TRANSFORMED

Douglas M. Pasquale, President & CEO – NHP

Founded in 1985, Nationwide Health Properties is a leading investment grade healthcare REIT with over $3 billion invested in over 500 real estate assets. Our multi-year transaction with Pacific Medical Buildings further establishes NHP as a leader, not only in senior housing and long-term care, but also in the medical office sector.

Why Medical Office Buildings?

Healthcare real estate represents about a $700 billion market in the United States. NHP has long been well represented in two primary healthcare real estate asset classes—senior housing and long-term care/skilled nursing. Now, with our PMB investment, NHP has a significant presence in the $175 billion medical office building market.

The MOB market offers not only a great opportunity in terms of its sheer size, it also allows NHP to catch the front wave of the massive aging Baby Boomer population. Baby Boomers are wealthier and more focused than any prior generation on both the quality and duration of their lives. As the first wave of Baby Boomers turn sixty-five in 2011, Americans sixty- five and older will total forty million—just 10 years later, that number will approach sixty million. But an aging population isn’t the only demand driver for medical office buildings. Other key drivers include:

• government reimbursement programs, such as Medicare and Medicaid, favor procedures done in MOBs, not hospitals, in order to achieve cost savings;

• healthcare payors, including insurance companies, are similarly demanding a transition to lower cost alternatives; and

• incredible technological advances allow for a growing array of medical services to be provided in medical office buildings.

In terms of investment attributes, medical office buildings generally offer consistently high 90% plus occupancies, much better tenant retention then just about any commercial real estate class, steady rent growth and predictable, recession- resistant growing cash flow streams. Combined, these attributes provide very attractive risk-adjusted internal rates of return and a compelling investment thesis.

Why Pacific Medical Buildings?

PMB has a proud 35-year development, property management and investment history. Our initial investment portfolio includes over 2 million square feet of modern Class A buildings in high barrier- to-entry markets located primarily in California. NHP and PMB will equally own property management service provider PMB Real Estate Services which is essential to expanding and enhancing the relationship PMB currently has with premier hospital systems. Finally, our exclusive profit sharing development agreement has us well positioned for future growth with the expected development of another $1 billion, or 2 million square feet, of first class buildings over the next several years.

PMB affords NHP asset class and tenant diversification through a top-quality medical office building portfolio, a predictable and growing cash flow stream in an expanding demand-driven business and a $2 billion multi-year acquisition and development opportunity. We believe this is a perfect opportunity for NHP to enhance its history of creating value for shareholders through stock appreciation and a safe, secure and growing dividend.

NHP and Pacific Medical Buildings joining forces is truly a transformational transaction today, with benefits for years to come.

PMB AND NHP: A TRUE PARTNERSHIP

Mark D. Toothacre, President – PMB

Pacific Medical Buildings has a track record of success that has made us the leading developer of hospital-based outpatient facilities in the West. PMB pioneered the developer-owned medical office building program that conserves a hospital’s capital and debt capacity. PMB manages all aspects of design, construction, financing and property management. We begin every development with a comprehensive feasibility study to ensure that each project meets the specific needs of our clients. This study defines the project, quantifies physician-tenant demand and describes the project ownership structure. PMB has completed 71 healthcare facilities in the West and has four projects currently under construction. As long-term owners of the projects we develop, we have a vested interest in the continuing success of every project. By combining a high level of service, assessments of feasibility, high-quality buildings, and projects responsive to specific needs of each hospital, PMB has established a nearly four-decade track record of success.

PMB: Built On Integrity From day one, our focus has been on understanding our client’s needs and exceeding expectations. Our rich history in healthcare real estate, coupled with our knowledge of hospital executives and physician needs, has resulted in a remarkable track record of repeat business. PMB’s partnership approach, dedication to excellence, reliable execution, reputation and full suite of services are second to none. We’re privileged to have worked with some of the most recognized hospitals and hospital systems in the West. We recently broke ground on our latest healthcare project, a 190,000 square foot medical office building and a 700-space parking structure at Huntington Memorial Hospital in Pasadena. NHP will be acquiring this building once it is stabilized, which we expect to occur in 2010.

Why NHP?

The combination of NHP’s established track record of exceptional performance, best-in-class reputation and transaction structuring flexibility made this partnership an easy choice for Pacific Medical Buildings. This will be a true partnership—with PMB principals receiving a large portion of their financial consideration in NHP stock and with NHP purchasing a 50% interest in PMB’s property management subsidiary. Historically, PMB raised equity for its development projects and acquisitions through private investors and third-party lenders. Our relationship with NHP will provide ready access to capital and streamline the financing process. Additionally, many of our hospital clients would like to monetize their existing buildings in order to raise capital for new technology and equipment. Over the past five years, we have acquired 31 existing medical office buildings, but together with NHP, we can substantially expand this acquisition program. With the average value of our projects now exceeding $50 million, partnering with NHP will ensure PMB’s future growth and our ability to meet the evergrowing demands of our clients.

BURBANK MEDICAL PLAZA

BURBANK MEDICAL PLAZA

PROVIDENCE SAINT JOSEPH MEDICAL CENTER

BURBANK, CALIFORNIA

A 72,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. This building is the first phase of a three-building, 227,000 outpatient medical plaza including a 55,000 square foot cancer center. The multi-phase build-out will take a total of six years. The building was completed in June 2004.

KEY STATS | YEAR BUILT: 2004 | SQ. FT: 72,000 | STORIES: 4 | HOSPITAL AFFILIATION: PROVIDENCE HEALTH SYSTEM

SANTA CLARITA VALLEY MEDICAL PLAZA

FANCEY MEDICAL GROUP

SANTA CLARITA MEDICAL PLAZA

PROVIDENCE HOLY CROSS MEDICAL CENTER

SANTA CLARITA, CALIFORNIA

A 79,000 SQUARE FOOT, THREE-STORY OUTPATIENT SERVICES CENTER. One-third of the building is occupied by the Hospital and one-third is occupied by Facey Medical group. Hospital services include an imaging center, surgery center, radiation oncology, urgent care and a lab. The project was completed in August 2005.

KEY STATS | YEAR BUILT: 2005 | SQ. FT: 79,000 | STORIES: 3 | HOSPITAL AFFILIATION: PROVIDENCE HEALTH SYSTEM

SAN GABRIEL VALLEY MEDICAL PLAZA

SAN GABRIEL VALLEY MEDICAL CENTER

SAN GABRIEL, CALIFORNIA

A 66,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. The building includes a four operating room surgery center and a full-floor multi-specialty group practice. The site required a lengthy City planning review of parking, traffic and neighborhood compatibility issues. The project was completed in October 2004.

KEY STATS | YEAR BUILT: 2004 | SQ. FT: 66,000 | STORIES: 4 | HOSPITAL AFFILIATION: CATHOLIC HEALTHCARE WEST

TUALITY 7TH AVENUE MEDICAL PLAZA

TUALITY HEALTHCARE

HILLSBORO, OREGON

A 115,00 SQUARE FOOT, FIVE-STORY OUTPATIENT SERVICES CENTER. The building has 70,000 square feet of outpatient services including six operating rooms, two cath labs, two GI labs and complete diagnostic imaging. The project is connected by bridge to the inpatient operating area of the hospital and was completed in 2003.

KEY STATS | YEAR BUILT: 2003 | SQ. FT: 115,000 | STORIES: 5 | HOSPITAL AFFILIATION: TUALITY HEALTHCARE

KENNETH WATTS MEDICAL PLAZA

PROVIDENCE LITTLE COMPANY OF MARY

TORRANCE, CALIFORNIA

A 62,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. The building houses physician tenants with medical specialties in endocrinology, orthopedics and women’s health as well as a wide range of other medical services. The project was completed in 1990.

KEY STATS | YEAR BUILT: 1990 | SQ. FT: 62,000 | STORIES: 4 | HOSPITAL AFFILIATION: PROVIDENCE HEALTH SYSTEM

Del E. Webb Medical Plaza

DEL E. WEBB MEDICAL PLAZA

ST. ROSE DOMINICAN HOSPITAL

HENDERSON, NEVADA

A 91,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. This medical office building is unique because it is constructed to hospital standards and is connected to the hospital on each floor. The project was completed in October 2000.

KEY STATS | YEAR BUILT: 2000 | SQ. FT: 91,000 | STORIES: 4 | HOSPITAL AFFILIATION: CATHOLIC HEALTHCARE WEST

EDEN MEDICAL PLAZA

EDEN MEDICAL CENTER

CASTRO VALLEY, CALIFORNIA

A 20,000 SQUARE FOOT, TWO-STORY MEDICAL OFFICE BUILDING. Eden Medical Plaza houses an 8,500 square foot radiation oncology center. The project was completed in 1998.

KEY STATS | YEAR BUILT: 1998 | SQ. FT: 20,000 | STORIES: 2 | HOSPITAL AFFILIATION: SUTTER HEALTH NETWORK

Eden Medical Plaza

MEDICAL PAVILION B

RENOWN SOUTH MEADOWS MEDICAL CENTER

RENO, NEVADA

A 66,000 SQUARE FOOT, THREE-STORY MEDICAL OFFICE BUILDING. The building is connected to a 40,000 square foot Diagnostic & Treatment Center. The project is a critical component of Renown Health’s strategy to dominate the growing south Reno market. The project was completed in 2004.

KEY STATS | YEAR BUILT: 2004 | SQ. FT: 66,000 | STORIES: 3 | HOSPITAL AFFILIATION: RENOWN HEALTH SYSTEM

ST. FRANCIS MEDICAL PLAZA

ST. FRANCIS MEDICAL CENTER

LYNWOOD, CALIFORNIA

A 60,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. Major tenants include a 9,000 square foot suite for Hospital administration, an 11,300 square foot suite for Hospital radiology and associated services, and an 8,100 square foot suite for Hospital ancillary services. The project was completed in 1994.

KEY STATS | YEAR BUILT: 1994 | SQ. FT: 60,000 | STORIES: 4 | HOSPITAL AFFILIATION: DAUGHTERS OF CHARITY

St. Francis Medical Plaza

SHARP REES-STEALY CLINIC

SHARP HEALTHCARE

CHULA VISTA, CALIFORNIA

A 67,000 SQUARE FOOT MULTI-SPECIALTY CLINIC. This project was developed for a large multi-specialty group in a rapidly growing area south of San Diego. Pacific Medical Buildings found the site and bought the land for the project. The project, completed in 2001, came in under budget and one month ahead of schedule.

KEY STATS | YEAR BUILT: 2001 | SQ. FT: 67,000 | STORIES: 3 | HOSPITAL AFFILIATION: SHARP HEALTHCARE

St. Francis Outpatient Building

OUTPATIENT MEDICAL PAVILION

HAWAII MEDICAL CENTER EAST

HONOLULU, HAWAII

A 108,000 SQUARE FOOT OUTPATIENT PAVILION. This building is connected to the Hospital with a 300 foot long tunnel and contains a number of Hospital departments and services including a 52-station renal dialysis facility—one of the nation’s largest—and the state’s only Gamma Knife. The project was completed in 1998.

KEY STATS | YEAR BUILT: 1998 | SQ. FT: 108,000 | STORIES: 5 | HOSPITAL AFFILIATION: HAWAII PHYSICIAN GROUP

CENTER FOR ADVANCED MEDICINE B

RENOWN REGIONAL MEDICAL CENTER

RENO, NEVADA

A 100,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING. The building houses a variety of specialists including general and vascular surgeons, cardiologists, and urologists. The building is connected to the parking structure that is connected to the hospital by a second-floor bridge. The project was completed in 2001.

KEY STATS | YEAR BUILT: 2001 | SQ. FT: 100,000 | STORIES: 4 | HOSPITAL AFFILIATION: RENOWN HEALTH SYSTEM

MERCY GILBERT MEDICAL PLAZA

MERCY GILBERT MEDICAL CENTER

GILBERT, ARIZONA

A 65,000 SQUARE FOOT, THREE-STORY MEDICAL OFFICE BUILDING. The project is on the campus of the new Mercy Gilbert Medical Center. The building was completed in January 2007. The medical center, which also opened January 2007, is part of a major campus development with sixty acres designated for the new acute care hospital and 40 acres for complementary healthcare services.

KEY STATS | YEAR BUILT: 2007 | SQ. FT: 65,000 | STORIES: 3 | HOSPITAL AFFILIATION: CATHOLIC HEALTHCARE WEST

POMERADO OUTPATIENT PAVILION

POMERADO HOSPITAL

POWAY, CALIFORNIA

A 172,000 SQUARE FOOT, FIVE-STORY FACILITY. The building is located on the campus of Pomerado Hospital in Poway, California. The first two floors of the five-story Pavilion house a variety of outpatient services including full-service imaging, a diabetes clinic, a women’s center, wound care and an outpatient surgery center. The building is connected to a 1,170-space parking structure. Construction began May 2006 and was completed in May 2007.

KEY STATS | YEAR BUILT: 2007 | SQ. FT: 172,000 | STORIES: 5 | HOSPITAL AFFILIATION: PALOMAR POMERADO HOSPITAL DISTRICT

MISSION MEDICAL PLAZA

MISSION HOSPITAL

MISSION VIEJO, CALIFORNIA

A 140,000 SQUARE FOOT, FIVE-STORY MEDICAL OFFICE BUILDING AND A 1,500-SPACE PARKING STRUCTURE. The project houses a 60,000 square foot primary care group and a hospital/medical group diagnostic imaging joint venture. The project required lengthy environmental reviews and complex site work. The project was completed in March 2007.

KEY STATS | YEAR BUILT: 2007 | SQ. FT: 140,000 | STORIES: 5 | HOSPITAL AFFILIATION: ST. JOSEPH HEALTH SYSTEM

BURBANK MEDICAL PLAZA II

PROVIDENCE SAINT JOSEPH MEDICAL CENTER

BURBANK, CALIFORNIA

A 96,000 SQUARE FOOT, FOUR-STORY MEDICAL OFFICE BUILDING AND A 1,000-SPACE PARKING STRUCTURE. The building will house a 30,000 square foot primary care group and a 20,000 square foot ambulatory surgery center. The project is the second phase of a three-phase development on the hospital campus. The parking structure is completed and the medical office building is scheduled to be finished in June 2008.

KEY STATS | YEAR BUILT: 2008 (EST.) | SQ. FT: 96,000 | STORIES: 4 | HOSPITAL AFFILIATION: PROVIDENCE HEALTH SYSTEM

ST. JOSEPH MEDICAL PLAZA

ST. JOSEPH HOSPITAL

ORANGE, CALIFORNIA

A SEVEN-STORY, 130,000 SQUARE FOOT MEDICAL OFFICE BUILDING AND 1,110-SPACE PARKING STRUCTURE. The building will be attached to a three-story 87,000 square foot Cancer Center that is being constructed simultaneously. This is the third project that Pacific Medical Buildings has developed for St. Joseph Health System. The estimated completion date is June 2008.

KEY STATS | YEAR BUILT: 2008 (EST.) | SQ. FT: 130,000 | STORIES: 7 | HOSPITAL AFFILIATION: ST. JOSEPH HEALTH SYSTEM

HUNTINGTON PAVILION

HUNTINGTON HOSPITAL

PASADENA, CALIFORNIA

A 190,000 SQUARE FOOT FACILITY AND 700-SPACE PARKING STRUCTURE. The building will include a full floor of oncology services with up to four MRIs and three linear accelerators. In addition, the hospital will develop an abulatory surgery center with six operating rooms. The completion of this Pasadena landmark building is scheduled for 2009.

KEY STATS | YEAR BUILT: 2009 (EST.) | SQ. FT: 190,000 | STORIES: 4 | HOSPITAL AFFILIATION: HUNTINGTON HOSPITAL

For more information, please contact:

NATIONWIDE HEALTH PROPERTIES

Douglas Pasquale

President & CEO

(949) 718-4404

Doug@nhp-reit.com

Don Bradley

Senior VP, Chief Investment Officer

(949) 718-4415

Don@nhp-reit.com

Abdo Khoury

Senior VP, Chief Financial & Portfolio Officer

(949) 718-4413

Abdo@nhp-reit.com

David Snyder

VP & Controller

(949) 718-4410

David@nhp-reit.com

ADVISORS

Financial

J.P. Morgan Securities Inc.

Shattuck Hammond Partners LLC

Legal

Skadden, Arps, Slate, Meagher & Flom LLP

Sherry Meyerhoff Hanson & Crance LLP

PACIFIC MEDICAL BUILDINGS

Mark Toothacre

President

(858) 794-1900

Mark@pmbllc.com

Greg Nelson

Senior VP, Real Estate Investments

(858) 794-1900

GregN@pmbllc.com

IMPORTANT INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this presentation (including the interactive DVD) includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts, including statements regarding the proposed transaction between Nationwide Health Properties, Inc. (NHP) and Pacific Medical Buildings (PMB) and the benefits of the proposed transaction. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with the PMB transaction include (without limitation) the following: delay or failure to obtain lender consents; the exclusion of certain properties (which may include properties described herein) from the transaction; uncertainty as to whether the transaction will be completed; the failure to achieve the perceived advantages from the transaction; larger than expected or unexpected costs associated with the transaction; unexpected liabilities resulting from the transaction; potential litigation associated with the transaction; and the retention of key personnel after the transaction. Other risks and uncertainties associated with our business, many of which will apply to the assets acquired in the PMB transaction, include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. Forward-Looking information is provided by NHP pursuant to the safe harbor established under the Private Securities litigation Reform Act of 1995 and should be evaluated in the context of these factors. In addition, we disclaim any intent or obligation to update these forward-looking statements.

Nationwide Health Properties

610 Newport Center Drive, Suite 1150

Newport Beach, CA 92660

T: 949.718.4400 F:949.759.6887

www.nhp-reit.com